CORPORATE
                                                                 HIGH YIELD
                                                                 FUND II, INC.

                               [GRAPHIC OMITTED]

                                                        STRATEGIC
                                                                 Performance

                                                                 Annual Report
                                                                 August 31, 1998

                       CORPORATE HIGH YIELD FUND II, INC.

The Benefits and Risks of Leveraging

Corporate High Yield Fund II, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Portfolio Profile As of August 31, 1998

                                                                      Percent of
Quality Ratings+                                           Long-Term Investments
--------------------------------------------------------------------------------
BBB ................................................................        5.2%
BB .................................................................       20.9
B or lower .........................................................       67.6
NR (Not Rated) .....................................................        6.3
--------------------------------------------------------------------------------
+ The quality ratings shown are weighted averages by Standard & Poor's Corp. and Moody's Investors Service, Inc.

                                                                      Percent of
Foreign Holdings                                           Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings .............................................       26.6%
Emerging Markets Holdings ..........................................       12.1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Top Five Foreign Countries*                                Long-Term Investments
--------------------------------------------------------------------------------
United Kingdom .....................................................        4.6%
Canada .............................................................        4.2
Argentina ..........................................................        3.2
Colombia ...........................................................        3.0
Mexico .............................................................        2.5
--------------------------------------------------------------------------------
*     All holdings are denominated in US dollars.

                             Corporate High Yield Fund II, Inc., August 31, 1998

DEAR SHAREHOLDER

High-Yield Market Overview

In August, the high-yield market was swept away by weak world stock markets, dismal reports of the Russian economy with its forced currency devaluation, and ongoing Asian turmoil. Investor concern has centered on possible earnings weakness that could occur if problems overseas ripple into domestic markets. As a result, high-yield returns started to slip at the end of July and sagged further as August progressed. The unmanaged CS First Boston Index returned -6.8% for the month of August and -4.5% for the six months ended August 31, 1998. The Index includes about 7% emerging markets bonds, which were especially hard hit. The yield spread between ten-year Treasury securities and the high-yield market, as measured by the CS First Boston High Yield Index, widened to 619 basis points (6.19%) from 395 basis points on May 31, 1998 and 371 basis points on February 28, 1998. We believe that these levels provide opportunity in the high-yield market, although unfavorable trends may persist in the months ahead.

While considering the high-yield market to be good value seems a stretch given upheavals in global financial markets, a look at the historical yield spread between high-yield issues and US Treasury securities supports this view. The yield spread is the incremental yield demanded by investors for the additional credit risk they take on by investing in the high-yield market rather than in US Government obligations. The average monthly yield spread between high-yield issues as measured by the CS First Boston High Yield Index from 1986 to 1997 is 517 basis points, compared to 619 basis points at August 31, 1998. This historical period includes 1990 and 1991, two turbulent years that experienced the unwinding of considerable speculative excess in the market, the fall of the dominant high-yield dealer Drexel Burnham Lambert, the savings and loan crisis, and the Persian Gulf War.

In our opinion, the high-yield market continues to offer a measure of diversification to investors, as well as a reasonable risk/reward profile. The high-yield market acts as a hybrid market, since it has characteristics of both the fixed-income and equity markets, although it does not track either exactly. The performance of the high-yield market has been more closely tied to the Treasury market in a benign economic environment. On the other hand, when corporate earnings concerns dominate, as is currently the case, the performance of the high-yield market has more closely followed that of the equity market. However, over the long term, high-yield issues tend to deliver their returns with about half the volatility of stocks and about the same volatility as Treasury securities.

Fund Performance

For the year ended August 31, 1998, total investment return on the Fund's Common Stock was -4.10%, based on a change in the per share net asset value from $13.07 to $11.30, and assuming reinvestment of $1.327 per share income dividends. For the six months ended August 31, 1998, total investment return for the Fund's Common Stock was -8.87%. During the same period, the net annualized yield of the Fund's Common Stock was 11.80%. The Fund's performance for the period reflects downward pressure in emerging market holdings, weakness in the high-yield market as a whole and earnings weakness in specific credits generally related to international economic upheaval.

Leverage Strategy

The Fund was on average 20.5% leveraged during the six-month period ended August 31, 1998. This means that we borrowed the equivalent of 20.5% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. We expect to hold or slightly increase leverage in the coming months as market conditions permit. On August 31, 1998, the Fund was 24.5% leveraged, having borrowed $33 million at a borrowing cost of 6.14%. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Investment Strategy

Dramatic market moves such as those we have experienced recently tend to swing from strongly overbought to deeply oversold. We believe that oversold conditions will create opportunities to buy bonds of healthy companies at quite favorable valuations. We intend to use this period to reposition the portfolio, discarding positions with unfavorable valuations and acquiring positions with solid fundamental characteristics.

Though the Board of Directors approved on January 14, 1998 the Fund's ability to invest up to 15% of total assets in secondary market purchases of corporate bank loans, to date we have not purchased bank loans.

Portfolio Characteristics

Communications and media remained our largest broad industry category, totaling nearly 28% of total long-term investments. Of the narrowly classified sectors, the largest allocations were: transportation, 9.1% of total long-term investments; media and communications--international, 6.0%; paper and forest products, 6.1%; healthcare, 5.3%; and energy, 4.7%. Dollar-denominated non-US bonds totaled about 2.7% of the portfolio, with emerging market holdings accounting for 12% of total long-term investments. (See the foreign holdings table on page 1 of this report for the distribution of non-US, dollar-denominated investments in the portfolio.) At August 31, 1998, the average maturity for the portfolio was 6 years, 9 months.

In Conclusion

We thank you for your investment in Corporate High Yield Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent T. Lathbury III

Vincent T. Lathbury III
Senior Vice President and
Portfolio Manager


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and Portfolio Manager

October 8, 1998


                                     2 & 3

                             Corporate High Yield Fund II, Inc., August 31, 1998

SCHEDULE OF INVESTMENTS

                        S&P    Moody's     Face                                                                            Value
INDUSTRIES             Rating  Rating     Amount                      Corporate Bonds                        Cost        (Note 1a)
===================================================================================================================================
Aerospace &                                         L-3 Communications Corp.:
Defense--1.6%           B       B2      $  650,000    10.375% due 5/01/2007                              $    650,000  $    693,875
                        B       B2       1,000,000    8.50% due 5/15/2008                                     999,300       977,500
                                                                                                         ------------  ------------
                                                                                                            1,649,300     1,671,375
===================================================================================================================================
Airlines--1.1%          B+      B1         964,417  USAir Inc., 11.20% due 3/19/2005**                        848,687     1,117,942
===================================================================================================================================
Automotive--2.0%        B+      B3       1,000,000  Breed Technologies, Inc., 9.25% due 4/15/2008 (c)       1,000,000       750,000
                        B       B2         625,000  Collins & Aikman Corp., 11.50% due 4/15/2006              625,000       659,375
                        B+      B2         625,000  Venture Holdings Trust, 9.50% due 7/01/2005               604,600       610,938
                                                                                                         ------------  ------------
                                                                                                            2,229,600     2,020,313
===================================================================================================================================
Beverages--0.2%         B+      Ba3        250,000  Cott Corporation, 9.375% due 7/01/2005                    257,500       251,250
===================================================================================================================================
Broadcasting--Radio     CCC+    B3       1,000,000  Cumulus Media Inc., 10.375% due 7/01/2008               1,000,000       980,000
& Television--3.4%      B-      B2       1,250,000  EZ Communications, Inc., 9.75% due 12/01/2005           1,265,625     1,337,500
                        B       B2         500,000  Sinclair Broadcasting Group Inc., 10% due 9/30/2005       494,375       520,000
                        B       B2         625,000  Young Broadcasting Inc., 11.75% due 11/15/2004            695,313       668,750
                                                                                                         ------------  ------------
                                                                                                            3,455,313     3,506,250
===================================================================================================================================
Cable--4.6%             BB+     Ba2      1,000,000  CSC Holdings Inc., 7.625% due 7/15/2018                   999,010       914,270
                        B-      B2       1,250,000  Echostar Communications Corp., 10.923% due
                                                    6/01/2004*                                              1,188,374     1,181,250
                        B       B2       1,000,000  Intermedia Capital Partners L.P., 11.25% due
                                                    8/01/2006                                               1,003,750     1,077,500
                        BB-     B2       1,250,000  Lenfest Communications, Inc., 10.50% due 6/15/2006      1,267,813     1,412,500
                        CCC+    Ca       1,915,000  Wireless One Inc., 13.998% due 8/01/2006* (g)           1,272,617       134,050
                                                                                                         ------------  ------------
                                                                                                            5,731,564     4,719,570
===================================================================================================================================
Cable--                                             Australis Media Ltd. (b):
International--3.2      D       C           50,655    1.75%/15.75% due 5/15/2003                               27,867           886
                        NR++    NR++     2,961,000    1.75%/15.75% due 5/15/2003 (d)                        2,086,637        51,818
                                                    Diamond Cable Communications PLC*:
                        B-      Caa1       500,000    11.055% due 9/30/2004                                   474,827       465,000
                        B-      Caa1       875,000    10.773% due 12/15/2005                                  701,551       717,500
                        B-      Caa1       250,000    11.387% due 2/15/2007                                   166,553       175,000
                                                    NTL, Inc.:
                        B-      B3         500,000    10% due 2/15/2007                                       500,313       490,000
                        B-      B3       1,250,000    Series B, 11.643% due 2/01/2006*                        946,121       962,500
                        B+      B1         500,000  TeleWest Communications PLC, 10.509% due 10/01/2007*      412,783       390,000
                                                                                                         ------------  ------------
                                                                                                            5,316,652     3,252,704
===================================================================================================================================
Capital Goods--         B+      B1       1,000,000  Sequa Corporation, 9.375% due 12/15/2003                1,032,500     1,010,000
1.0%
===================================================================================================================================
Chemicals--2.6%         B-      B3       1,250,000  Great Lakes Carbon Corp., 10.25% due 5/15/2008+ (c)     1,250,000     1,181,250
                        B+      B2         500,000  Huntsman Corporation, 9.50% due 7/01/2007                 500,000       492,500
                        B+      B2       1,000,000  Octel Developments PLC, 10% due 5/01/2006 (c)           1,000,000       990,000
                                                                                                         ------------  ------------
                                                                                                            2,750,000     2,663,750
===================================================================================================================================
Computer Services/      B       Ba3      1,500,000  Advanced Micro Devices Inc., 11% due 8/01/2003          1,547,500     1,470,000
Electronics--4.2%       B-      B2         750,000  Amphenol Corporation, 9.875% due 5/15/2007                750,000       705,000
                        B       B2         650,000  Celestica International Inc., 10.50% due 12/31/2006       650,000       682,500
                        B-      B3       1,000,000  MCMS Inc., 9.75% due 3/01/2008                          1,000,000       730,000
                        B-      B2       1,250,000  Zilog, Inc., 9.50% due 3/01/2005 (c)                    1,161,875       737,500
                                                                                                         ------------  ------------
                                                                                                            5,109,375     4,325,000
===================================================================================================================================
Consumer                B-      B2       1,250,000  Chattem, Inc., 12.75% due 6/15/2004                     1,409,594     1,375,000
Products--3.6%          B       B3         500,000  Corning Consumer Products Co., 9.625% due 5/01/2008       482,500       400,000
                        B-      B2       1,250,000  Home Interiors & Gifts, 10.125% due 6/01/2008 (c)       1,250,000     1,237,500
                        B-      B3         750,000  Syratech Corp., 11% due 4/15/2007                         617,500       630,000
                                                                                                         ------------  ------------
                                                                                                            3,759,594     3,642,500
===================================================================================================================================
Consumer                B       B2       1,110,000  Affinity Group Inc., 11.50% due 10/15/2003              1,140,250     1,143,300
Services--1.1%
===================================================================================================================================
Diversified--1.8%       B-      B3       1,250,000  Foamex Capital Corp., L.P., 13.50% due 8/15/2005        1,425,000     1,375,000
                        B-      B2         500,000  Koppers Industries, Inc., 9.875% due 12/01/2007           500,000       460,000
                                                                                                         ------------  ------------
                                                                                                            1,925,000     1,835,000
===================================================================================================================================
Energy--6.1%            B+      B1         500,000  Chesapeake Energy Corporation, 9.625% due 5/01/2005       488,750       410,000
                        B+      B3       1,000,000  Clark USA Inc., Series B, 10.875% due 12/01/2005        1,000,000     1,050,000
                        B       B1       1,250,000  KCS Energy Inc., 11% due 1/15/2003                      1,279,375     1,250,000
                        BBB-    Baa3     1,906,250  Oleoducto Central S.A., 9.35% due 9/01/2005** (c)       1,906,250     1,634,609
                        NR++    B3       3,950,000  TransAmerican Energy Corp., 13.155% due 6/15/2002*      3,555,978     1,935,500
                                                                                                         ------------  ------------
                                                                                                            8,230,353     6,280,109
===================================================================================================================================
Entertainment--1.3%     B-      B3       1,250,000  Six Flags Theme Parks Inc., 9.937% due 6/15/2005*       1,388,827     1,375,000
===================================================================================================================================
Financial               B       B2       1,750,000  AMRESCO, Inc., 9.875% due 3/15/2005                     1,756,250     1,662,500
Services--5.3%          B       Ba2      1,508,000  First Nationwide Holdings Inc., 10.625% due
                                                    10/01/2003                                              1,678,920     1,647,490
                        B-      B2       2,000,000  Penncorp Financial Group Inc., 9.25% due 12/15/2003     2,000,000     1,240,000
                        BB+     Ba2        670,000  Reliance Group Holdings Inc., 9.75% due 11/15/2003        659,950       713,925
                        BB      NR++       162,000  Veritas Holdings GMBH, 9.625% due 12/15/2003              163,417       163,620
                                                                                                         ------------  ------------
                                                                                                            6,258,537     5,427,535
===================================================================================================================================
Food &                  B       B3         500,000  Curtice-Burns Foods, Inc., 12.25% due 2/01/2005           500,000       537,500
Beverage--1.2%          B-      B3       1,000,000  Favorite Brands International Inc., 10.75% due
                                                    5/15/2006                                                 903,750       730,000
                                                                                                         ------------  ------------
                                                                                                            1,403,750     1,267,500
===================================================================================================================================
Foreign Government      BB-     B1       1,000,000  Republic of Brazil, 10.125% due 5/15/2027                 910,505       560,000
Obligations--0.6%
===================================================================================================================================
Furniture--1.1%         B       B1       1,000,000  Lifestyle Furnishings, Inc., 10.875% due 8/01/2006      1,126,250     1,135,000
===================================================================================================================================
Gaming--5.7%            B+      B2       2,000,000  Greate Bay Property Funding Corp., 10.875% due
                                                    1/15/2004 (f)                                           1,952,500     1,615,000
                        D       Caa      2,000,000  Harrah's Jazz Company, 14.25% due 11/15/2001 (f)        2,000,000       540,000
                        B+      B2         750,000  Hollywood Casino Corp., 12.75% due 11/01/2003             809,375       802,500
                        BB-     B1       2,000,000  Trump Atlantic City, 11.25% due 5/01/2006               2,000,000     1,720,000



                                     4 & 5

                             Corporate High Yield Fund II, Inc., August 31, 1998

                        S&P    Moody's     Face                                                                            Value
INDUSTRIES             Rating  Rating     Amount                      Corporate Bonds                        Cost        (Note 1a)
===================================================================================================================================
Gaming                                              Venetian Casino Resort LLC:
(concluded)             CCC+    Caa1    $1,000,000    10% due 11/15/1999                                 $    954,349  $    885,000
                        B-      B3         250,000    12.25% due 11/15/2004                                   254,062       235,000
                                                                                                         ------------  ------------
                                                                                                            7,970,286     5,797,500
===================================================================================================================================
Health                  B-      B3       1,250,000  ALARIS Medical Systems, Inc., 9.75% due 12/01/2006      1,263,750     1,196,875
Services--6.9%          BBB     Ba2        750,000  Columbia/HCA Healthcare Corp., 7.15% due 3/30/2004        720,000       737,587
                        B-      B2         500,000  Extendicare Inc., 9.35% due 12/15/2007                    500,000       465,000
                                                    Fresenius Medical Capital:
                        B+      Ba3        300,000    Trust I, 9% due 12/01/2006                              314,250       307,500
                        B+      Ba3        700,000    Trust II, 7.875% due 2/01/2008                          701,750       630,000
                        B-      B3       1,250,000  Kinetic Concepts, Inc., 9.625% due 11/01/2007           1,259,375     1,218,750
                        B-      B3       1,125,000  Magellan Health Services Inc., 9% due 2/15/2008         1,114,531       911,250
                        B-      B3         500,000  Mariner Post--Acute Network Inc., 9.50% due
                                                    11/01/2007                                                497,770       460,000
                        B+      B2       1,000,000  Quest Diagnostic Inc., 10.75% due 12/15/2006            1,000,000     1,100,000
                                                                                                         ------------  ------------
                                                                                                            7,371,426     7,026,962
===================================================================================================================================
Independent Power       B+      Ba1        750,000  AES Corporation, 8.50% due 11/01/2007                     748,500       712,500
Producers--3.1%         BB-     Ba2        500,000  Calpine Corporation, 8.75% due 7/15/2007                  498,176       500,000
                        B       B2       1,500,000  Midland Funding II, 13.25% due 7/23/2006                1,895,625     1,949,535
                                                                                                         ------------  ------------
                                                                                                            3,142,301     3,162,035
===================================================================================================================================
Industrial--1.0%        B       B3       1,000,000  Neff Corporation, 10.25% due 6/01/2008 (c)              1,000,000       970,000
===================================================================================================================================
Media &                 BB-     Ba3      1,000,000  Antenna TV S.A., 9% due 8/01/2007                         970,316       967,500
Communications--                                    Call-Net Enterprises, Inc.*:
International--7.8%     BB-     B1       1,250,000    10.927% due 12/01/2004                                1,125,489     1,175,000
                        BB-     B1       1,000,000    9.27% due 8/15/2007                                     698,730       640,000
                        BB-     B1       1,250,000  Comtel Brasileira Ltd., 10.75% due 9/26/2004 (c)        1,237,500       950,000
                        BB-     B1         750,000  Globo Communicacoes Participacoes, Ltd., 10.50% due
                                                    12/20/2006 (c)                                            748,142       489,375
                        BB      Ba2      1,250,000  Grupo Televisa, S.A., 11.375% due 5/15/2003             1,250,000     1,137,500
                        B-      B3       1,000,000  Satelites Mexicanos S.A., 10.125% due 11/01/2004 (c)    1,000,000       820,000
                        BBB-    Ba3      2,000,000  Telefonica de Argentina S.A., 11.875% due
                                                    11/01/2004                                              1,960,160     1,780,000
                                                                                                         ------------  ------------
                                                                                                            8,990,337     7,959,375
===================================================================================================================================
Metals &                CCC+    B2       2,000,000  Kaiser Aluminum & Chemical Corp., 12.75% due
Mining--2.0%                                        2/01/2003                                               2,090,000     2,090,000
===================================================================================================================================
Packaging--2.6%         B-      B3       1,750,000  Indesco International Inc., 9.75% due 4/15/2008 (c)     1,739,062     1,662,500
                        B+      Ba3      1,250,000  Vicap S.A., 11.375% due 5/15/2007 (c)                   1,243,375       962,500
                                                                                                         ------------  ------------
                                                                                                            2,982,437     2,625,000
===================================================================================================================================
Paper & Forest          B       B3       1,250,000  Ainsworth Lumber Company, 12.50% due 7/15/2007+         1,217,585     1,262,500
Products--7.9%          B       B2       1,000,000  Bear Island Paper LLC, 10% due 12/01/2007               1,000,000       985,000
                        B+      B1       1,000,000  Container Corporation of America, 11.25% due
                                                    5/01/2004                                               1,095,000     1,071,250
                        B+      B1       1,375,000  Doman Industries Ltd., 8.75% due 3/15/2004              1,268,125     1,141,250
                        BB      Ba3        625,000  Malette Inc., 12.25% due 7/15/2004                        695,312       692,187
                        B-      B3         500,000  Riverwood International Corp., 10.25% due 4/01/2006       483,750       455,000
                        B+      B1       1,000,000  S.D. Warren Co., 12% due 12/15/2004                     1,000,000     1,090,000
                        BB      Caa1     1,000,000  Tjiwi Kimia Finance Mauritius, 10% due 8/01/2004          994,550       410,000
                        CCC+    B2         500,000  Tjiwi Kimia International BV, 13.25% due 8/01/2001        555,000       217,500
                        B+      B1         750,000  US Timberlands Klamath Falls, 9.625% due 11/15/2007       750,000       727,500
                                                                                                         ------------  ------------
                                                                                                            9,059,322     8,052,187
===================================================================================================================================
Product                 B-      B3       1,000,000  AmeriServe Food Company, Inc., 10.125% due
Distribution--3.6%                                  7/15/2007                                               1,000,000       902,500
                        B       B2       1,250,000  CEX Holdings Inc., 9.625% due 6/01/2008                 1,250,000     1,175,000
                        B-      B3         750,000  Fisher Scientific International Inc., 9% due
                                                    2/01/2008                                                 750,000       705,000
                        B-      B3       1,000,000  Nebraska Book Co., 8.75% due 2/15/2008                  1,000,000       905,000
                                                                                                         ------------  ------------
                                                                                                            4,000,000     3,687,500
===================================================================================================================================
Publishing &                                        Hollinger International, Inc.:
Printing--1.7%          BB+     Ba3        500,000    8.625% due 3/15/2005                                    497,500       500,000
                        BB-     B1         500,000    9.25% due 3/15/2007                                     496,790       505,000
                        B       B3         750,000  MDC Communications Corp., 10.50% due 12/01/2006           750,000       757,500
                                                                                                         ------------  ------------
                                                                                                            1,744,290     1,762,500
===================================================================================================================================
Real Estate--1.4%       BB-     Ba3      1,500,000  Forest City Enterprises Inc., 8.50% due 3/15/2008       1,500,000     1,470,000
===================================================================================================================================
Specialty               B+      B1       1,000,000  NBTY, Inc., 8.625% due 9/15/2007                          991,750       965,000
Retailing--0.9%
===================================================================================================================================
Steel--0.4%             NR++    B1         750,000  CSN Iron S.A., 9.125% due 6/01/2007 (c)                   608,750       453,750
===================================================================================================================================
Telecommunications--    CCC     NR++     1,250,000  Splitrock Services Inc., 11.75% due 7/15/2008           1,250,000     1,175,000
1.8%                    B-      B2         750,000  Time Warner Telecom LLC, 9.75% due 7/15/2008              750,000       714,375
                                                                                                         ------------  ------------
                                                                                                            2,000,000     1,889,375
===================================================================================================================================
Telephony--             B-      Caa1     1,000,000  Esprit Telecom Group PLC, 10.875% due 6/15/2008 (c)     1,021,875       942,500
Competitive             B+      B2       1,000,000  GCI Inc., 9.75% due 8/01/2007                           1,000,000       995,000
Local Exchange                                      Intermedia Communications Inc.:
Carrier--6.1%           B       B2         500,000    10.503% due 7/15/2007*                                  343,238       340,000
                        B       B2         500,000    8.60% due 6/01/2008                                     500,000       472,500
                        B       B2         500,000  Level 3 Communications Inc., 9.125% due 5/01/2008         497,895       445,000
                        B       B3       1,500,000  Metronet Communications, 9.95% due 6/15/2008* (c)         942,107       787,500
                                                    Nextlink Communications Inc.:
                        B       B3       1,250,000    12.50% due 4/15/2006                                  1,250,000     1,350,000
                        B       B3         500,000    9% due 3/15/2008                                        498,990       450,000
                        B-      B3       1,000,000  RSL Communications PLC, 10.502% due 3/01/2008*            622,639       520,000
                                                                                                         ------------  ------------
                                                                                                            6,676,744     6,302,500
===================================================================================================================================
Textiles--1.1%          B       B2       1,250,000  Polymer Group, Inc., 8.75% due 3/01/2008                1,250,000     1,143,750
===================================================================================================================================
Transportation--        BB-     B1       1,000,000  Alpha Shipping PLC, 9.50% due 2/15/2008                   994,280       815,000
11.8%                   B+      B1       1,000,000  American Reefer Co. Ltd., 10.25% due 3/01/2008 (c)      1,000,000       860,000
                        BB-     NR++     1,250,000  Autopistas del Sol S.A., 10.25% due 8/01/2009 (c)       1,225,000       918,750
                        BB-     Ba2      2,000,000  Eletson Holdings, Inc., 9.25% due 11/15/2003            2,030,000     2,020,000


                                     6 & 7

                             Corporate High Yield Fund II, Inc., August 31, 1998

SCHEDULE OF INVESTMENTS (concluded)

                        S&P    Moody's     Face                                                                            Value
INDUSTRIES             Rating  Rating     Amount                      Corporate Bonds                        Cost        (Note 1a)
===================================================================================================================================
Transportation                                      GS Superhighway Holdings:
(concluded)             BB      Ba2     $  500,000    9.875% due 8/15/2004                               $    498,750  $    245,000
                        BB      Ba3        500,000    10.25% due 8/15/2007                                    501,875       245,000
                        BB-     B1       1,250,000  Sea Containers Ltd., 12.50% due 12/01/2004              1,368,750     1,350,000
                        B+      B2       1,000,000  TFM, S.A. de C.V., 11.939% due 6/15/2009*                 639,630       507,500
                        B-      B3       4,271,000  Transtar Holdings, Inc., 12.907% due 12/15/2003*        3,639,400     3,737,125
                        B       Caa1     1,750,000  Trism Inc., 10.75% due 12/15/2000                       1,666,875     1,408,750
                                                                                                         ------------  ------------
                                                                                                           13,564,560    12,107,125
===================================================================================================================================
Utilities--5.2%         BB+     Baa3     1,000,000  Empresa Electricidad del Norte, 10.50% due
                                                    6/15/2005 (c)                                           1,000,000       950,000
                        BBB-    Ba3      1,750,000  Metrogas S.A., 12% due 8/15/2000                        1,766,094     1,741,250
                        NR++    NR++     2,359,520  Tucson Electric & Power Co., 10.21% due
                                                    1/01/2009** (e)                                         2,312,331     2,679,826
                                                                                                         ------------  ------------
                                                                                                            5,078,425     5,371,076
===================================================================================================================================
Wireless                CCC+    B2       1,000,000  Cencall Communications Corporation, 13.935% due
Communications--                                    1/15/2004*                                                803,325     1,002,500
Domestic Paging &                                   Nextel Communications Inc.*:
Cellular--3.6%          CCC+    B2       1,200,000    12.576% due 8/15/2004                                 1,000,433     1,167,000
                        CCC+    B2         750,000    9.505% due 10/31/2007                                   513,816       438,750
                        B-      B3       1,000,000  Western Wireless Corp., 10.50% due 2/01/2007              995,937     1,045,000
                                                                                                         ------------  ------------
                                                                                                            3,313,511     3,653,250
===================================================================================================================================
Wireless                B-      NR++     1,000,000  Celcaribe S.A., 12.082% due 3/15/2004*                  1,059,962     1,025,000
Communications--        B+      B3       2,070,000  Comunicacion Celular S.A., 13.153% due 11/15/2003*      1,555,905     1,407,600
International Paging &  CCC+    Caa1     1,250,000  McCaw International Ltd., 11.757% due 4/15/2007*          851,496       750,000
Cellular--5.7%          B-      B3       1,500,000  Millicom International Cellular S.A., 13.803% due
                                                    6/01/2006*                                              1,025,852     1,065,000
                        B+      Ba3      1,250,000  Orange PLC, 8% due 8/01/2008                            1,240,475     1,150,000
                        CCC+    Caa1       750,000  Telesystems International Wireless Inc., 11.778%
                                                    due 6/30/2007*                                            508,521       450,000
                                                                                                         ------------  ------------
                                                                                                            6,242,211     5,847,600
===================================================================================================================================
                                                    Total Investments in Corporate Bonds--126.3%          144,099,907   129,540,583
===================================================================================================================================
                                            Shares
                                             Held                     Stocks & Warrants
===================================================================================================================================
Broadcasting--                               1,000  Cumulus Media Inc. (Preferred)                          1,000,000       960,000
Radio &
Television--0.9%
===================================================================================================================================
Cable--0.0%                                 18,350  American Telecasting, Inc. (Warrants) (a)                       0           184
                                             1,915  Wireless One, Inc. (Warrants) (a)                          40,445            19
                                                                                                         ------------  ------------
                                                                                                               40,445           203
===================================================================================================================================
Entertainment--0.2%                         19,739  On Command Corporation (f)                              3,186,975       202,325
                                             6,417  On Command Corporation (Warrants) (a)                      43,576        20,053
                                                                                                         ------------  ------------
                                                                                                            3,230,551       222,378
===================================================================================================================================
Supermarkets--0.0%                           1,873  Grand Union Co. (Warrants) (a)                                 19            19
===================================================================================================================================
Telephony--                                    593  Intermedia Communications Inc.
Competitive                                         (Convertible Preferred)+                                  606,254       684,915
Local Exchange
Carrier--0.7%
===================================================================================================================================
Wireless                                     3,020  Nextel Communications Inc. (Class A) (f)                   48,750        54,360
Communications--                               848  Nextel Communications Inc. (Preferred)                    859,635       856,480
Domestic Paging &                                                                                        ------------  ------------
Cellular--0.9%                                                                                                908,385       910,840
===================================================================================================================================
Wireless                                     1,250  Cellular Communications International Inc.
Communications--                                    (Warrants) (a)                                             30,163        19,625
International Paging &                       2,070  Comunicacion Celular S.A. (Warrants) (a)(c)                 2,261         3,105
Cellular--0.0%                                                                                           ------------  ------------
                                                                                                               32,424        22,730
===================================================================================================================================
                                                    Total Investments in Stocks & Warrants--2.7%            5,818,078     2,801,085
===================================================================================================================================
                                            Face
                                           Amount                   Short-Term Securities
===================================================================================================================================
Commercial                              $  746,000  General Motors Acceptance Corp., 5.81% due
Paper***--0.8%                                      9/01/1998                                                 746,000       746,000
===================================================================================================================================
                                                    Total Investments in Short-Term Securities--0.8%          746,000       746,000
===================================================================================================================================
                                                    Total Investments--129.8%                            $150,663,985   133,087,668
                                                                                                         ============
                                                    Liabilities in Excess of Other Assets--(29.8%)                      (30,528,680)
                                                                                                                       ------------
                                                    Net Assets--100.0%                                                 $102,558,988
                                                                                                                       ============
===================================================================================================================================

      *     Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase.
      **    Subject to principal paydowns.
      ***   Commercial Paper is traded on a discount basis; the interest rate shown reflects the rate paid at the time of purchase by the Fund.
      +     Represents a pay-in-kind security which may pay interest in additional shares/face.
      ++    Not Rated.
      (a)   Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.
      (b)   Represents a step bond. Coupon payments are paid-in-kind, in which the Fund receives additional face at an annual rate of 1.75% until
            May 15, 2000. Subsequently, the Fund will receive cash coupon payments at an annual rate of 15.75% until maturity.
      (c)   The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
      (d)   Each $1,000 face amount contains one warrant of Australis Media Ltd.
      (e)   Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $2,680,000, representing
            2.6% of net assets.
--------------------------------------------------------------------------------
                                         Acquisition                   Value
Issue                                       Date          Cost       (Note 1a)
--------------------------------------------------------------------------------
Tucson Electric & Power Co., 10.21%
due 1/01/2009                             3/23/1994   $ 2,312,331   $ 2,679,826
--------------------------------------------------------------------------------
Total                                                 $ 2,312,331   $ 2,679,826
                                                      ===========   ===========
--------------------------------------------------------------------------------
      (f)   Non-income producing security.
      (g)   Each $1,000 face amount contains one warrant of Wireless One Inc.
            Ratings shown have not been audited by Deloitte & Touche LLP.

            See Notes to Financial Statements.


                                     8 & 9

                             Corporate High Yield Fund II, Inc., August 31, 1998

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                         As of August 31, 1998
================================================================================================================================
Assets:                  Investments, at value (identified cost--$150,663,985) (Note 1a) ..........                 $133,087,668
                         Cash .....................................................................                          681
                         Interest receivable ......................................................                    2,979,484
                         Deferred organization expenses (Note 1e) .................................                        2,731
                         Prepaid expenses and other assets ........................................                      122,786
                                                                                                                    ------------
                         Total assets .............................................................                  136,193,350
                                                                                                                    ------------
================================================================================================================================
Liabilities:             Loans (Note 5) ...........................................................                   32,900,000
                         Payables:
                           Interest on loans (Note 5) ............................................. $    352,879
                           Dividends to shareholders (Note 1f) ....................................      242,903
                           Investment adviser (Note 2) ............................................       59,254         655,036
                                                                                                    ------------
                         Accrued expenses and other liabilities ...................................                       79,326
                                                                                                                    ------------
                         Total liabilities ........................................................                   33,634,362
                                                                                                                    ------------
================================================================================================================================
Net Assets:              Net assets ...............................................................                 $102,558,988
                                                                                                                    ============
================================================================================================================================
Capital:                 Common stock, $.10 par value, 200,000,000 shares authorized ..............                   $  907,698
                         Paid-in capital in excess of par .........................................                  125,906,743
                         Undistributed investment income--net .....................................                      820,074
                         Accumulated realized capital losses on investments--net (Note 6) .........                   (7,499,210)
                         Unrealized depreciation on investments--net ..............................                  (17,576,317)
                                                                                                                    ------------
                         Total--Equivalent to $11.30 net asset value per share based on
                         9,076,975 shares of capital stock outstanding (market price--$11.125) ....                 $102,558,988
                                                                                                                    ============
================================================================================================================================

            See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Year Ended August 31, 1998
================================================================================================================================
Investment Income        Interest and discount earned .............................................                 $ 13,643,798
(Note 1d):               Dividends ................................................................                      454,839
                         Other ....................................................................                      237,701
                                                                                                                    ------------
                         Total income .............................................................                   14,336,338
                                                                                                                    ------------
================================================================================================================================
Expenses:                Loan interest expense (Note 5) ........................................... $  1,344,048
                         Investment advisory fees (Note 2) ........................................      693,737
                         Professional fees ........................................................       69,537
                         Borrowing cost (Note 5) ..................................................       53,572
                         Accounting services (Note 2) .............................................       49,344
                         Directors' fees and expenses .............................................       40,251
                         Transfer agent fees ......................................................       32,805
                         Printing and shareholder reports .........................................       23,306
                         Custodian fees ...........................................................       16,608
                         Amortization of organization expenses (Note 1e) ..........................       11,729
                         Pricing services .........................................................       10,171
                         Other ....................................................................       31,358
                                                                                                    ------------
                         Total expenses ...........................................................                    2,376,466
                                                                                                                    ------------
                         Investment income--net ...................................................                   11,959,872
                                                                                                                    ------------
================================================================================================================================
Realized & Unrealized    Realized gain on investments--net ........................................                      465,030
Gain (Loss) on           Change in unrealized depreciation on investments--net ....................                  (16,606,355)
Investments--Net                                                                                                    ------------
(Notes 1b, 1d & 3):      Net Decrease in Net Assets Resulting from Operations .....................                 $ (4,181,453)
                                                                                                                    ============
================================================================================================================================

            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                            For the Year
                                                                                                           Ended August 31,
                                                                                                    ----------------------------
                         Increase (Decrease) in Net Assets:                                             1998            1997
================================================================================================================================
Operations:              Investment income--net ................................................... $ 11,959,872    $ 11,013,801
                         Realized gain (loss) on investments--net .................................      465,030      (1,676,196)
                         Change in unrealized depreciation on investments--net ....................  (16,606,355)      6,290,109
                                                                                                    ------------    ------------
                         Net increase (decrease) in net assets resulting from operations ..........   (4,181,453)     15,627,714
                                                                                                    ------------    ------------
================================================================================================================================
Dividends to             Investment income--net ...................................................  (11,911,167)    (11,103,616)
Shareholders (Note 1f):                                                                             ------------    ------------
                         Net decrease in net assets resulting from dividends to shareholders ......  (11,911,167)    (11,103,616)
                                                                                                    ------------    ------------
================================================================================================================================
Capital Share            Value of shares issued to Common Stock shareholders in reinvestment
Transactions (Note 4):   of dividends .............................................................    2,748,856       2,987,977
                                                                                                    ------------    ------------
                         Net increase in net assets derived from capital share transactions .......    2,748,856       2,987,977
                                                                                                    ------------    ------------
================================================================================================================================
Net Assets:              Total increase (decrease) in net assets ..................................  (13,343,764)      7,512,075
                         Beginning of year ........................................................  115,902,752     108,390,677
                                                                                                    ------------    ------------
                         End of year* ............................................................. $102,558,988    $115,902,752
                                                                                                    ============    ============
================================================================================================================================
                       * Undistributed investment income--net (Note 1g) ........................... $    820,074    $    692,800
                                                                                                    ============    ============
================================================================================================================================

            See Notes to Financial Statements.


                                    10 & 11

                             Corporate High Yield Fund II, Inc., August 31, 1998

STATEMENT OF CASH FLOWS

                         For the Year Ended August 31, 1998
================================================================================================================================
Cash Provided by         Net decrease in net assets resulting from operations ..................................    $ (4,181,453)
Operating Activities:    Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
                           Increase in receivables .............................................................        (805,079)
                           Increase in other assets ............................................................         (58,933)
                           Increase in other liabilities .......................................................         257,163
                           Realized and unrealized loss on investments--net ....................................       16,141,325
                           Amortization of discount ............................................................      (3,298,971)
                                                                                                                    ------------
                         Net cash provided by operating activities .............................................       8,054,052
                                                                                                                    ------------
================================================================================================================================
Cash Used for            Proceeds from sales of long-term investments ..........................................      62,238,538
Investing Activities:    Purchases of long-term investments ....................................................     (80,761,310)
                         Purchases of short-term investments ...................................................     (76,205,007)
                         Proceeds from sales and maturities of short-term investments ..........................      75,693,000
                                                                                                                    ------------
                         Net cash used for investing activities ................................................     (19,034,779)
                                                                                                                    ------------
================================================================================================================================
Cash Provided by         Cash receipts from borrowings .........................................................      77,700,000
Financing Activities:    Cash payments on borrowings ...........................................................     (57,800,000)
                         Dividends paid to shareholders ........................................................      (8,919,409)
                                                                                                                    ------------
                         Net cash provided by financing activities .............................................      10,980,591
                                                                                                                    ------------
================================================================================================================================
Cash:                    Net decrease in cash ..................................................................            (136)
                         Cash at beginning of year .............................................................             817
                                                                                                                    ------------
                         Cash at end of year ...................................................................    $        681
                                                                                                                    ============
================================================================================================================================
Cash Flow Information:   Cash paid for interest ................................................................    $  1,092,223
                                                                                                                    ============
================================================================================================================================
Non-Cash                 Capital shares issued on reinvestment of dividends paid to shareholders ...............    $  2,748,856
Financing Activities:                                                                                               ============
================================================================================================================================

            See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                                    For the
                    The following per share data and ratios have                                                     Period
                    been derived from information provided in the                   For the Year                  November 26,
                    financial statements.                                          Ended August 31,                1993++ to
                                                                    --------------------------------------------   August 31,
                    Increase (Decrease) in Net Asset Value:           1998+       1997+       1996        1995        1994
============================================================================================================================
Per Share           Net asset value, beginning of period ........   $  13.07    $  12.56    $  12.44    $  12.37    $  14.18
Operating                                                           --------    --------    --------    --------    --------
Performance:          Investment income--net ....................       1.33        1.26        1.35        1.40        1.06
                      Realized and unrealized gain (loss) on
                      investments--net ..........................      (1.77)        .52         .15         .10       (1.91)
                                                                    --------    --------    --------    --------    --------
                    Total from investment operations ............       (.44)       1.78        1.50        1.50        (.85)
                                                                    --------    --------    --------    --------    --------
                    Less dividends from investment income--net ..      (1.33)      (1.27)      (1.38)      (1.43)       (.94)
                                                                    --------    --------    --------    --------    --------
                    Capital charge resulting from the issuance of
                    Common Stock ................................         --          --          --          --        (.02)
                                                                    --------    --------    --------    --------    --------
                    Net asset value, end of period ..............   $  11.30    $  13.07    $  12.56    $  12.44    $  12.37
                                                                    ========    ========    ========    ========    ========
                    Market price per share, end of period .......   $ 11.125    $13.4375    $  13.00    $  12.00    $ 12.125
                                                                    ========    ========    ========    ========    ========
============================================================================================================================
Total Investment    Based on net asset value per share ..........      (4.10%)     14.91%      12.71%      13.41%      (6.27%)++
Return:**                                                           ========    ========    ========    ========    ========
                    Based on market price per share .............      (8.16%)     14.14%      20.94%      11.61%     (13.15%)++
                                                                    ========    ========    ========    ========    ========
============================================================================================================================
Ratios to Average   Expenses, net of reimbursement and excluding
Net Assets:         interest expense ............................        .89%        .81%        .81%        .86%        .50%*
                                                                    ========    ========    ========    ========    ========
                    Expenses, net of reimbursement ..............       2.06%       1.22%       1.65%       2.49%       1.68%*
                                                                    ========    ========    ========    ========    ========
                    Expenses ....................................       2.06%       1.22%       1.65%       2.49%       2.00%*
                                                                    ========    ========    ========    ========    ========
                    Investment income--net ......................      10.35%       9.23%       9.15%       8.73%       8.75%*
                                                                    ========    ========    ========    ========    ========
============================================================================================================================
Leverage:           Amount of borrowings outstanding, end of
                    period (in thousands) .......................   $ 32,900    $ 13,000    $  9,250    $ 19,750    $ 45,000
                                                                    ========    ========    ========    ========    ========
                    Average amount of borrowings outstanding
                    during the period (in thousands) ............   $ 23,036    $  8,433    $ 16,948    $ 21,336    $ 41,935
                                                                    ========    ========    ========    ========    ========
                    Average amount of borrowings outstanding
                    per share during the period .................   $   2.57    $    .97    $   1.98    $   2.55    $   5.10
                                                                    ========    ========    ========    ========    ========
============================================================================================================================
Supplemental        Net assets, end of period (in thousands) ....   $102,559    $115,903    $108,391    $106,054    $101,696
Data:                                                               ========    ========    ========    ========    ========
                    Portfolio turnover ..........................      45.73%      70.76%      69.75%      61.97%      42.21%
                                                                    ========    ========    ========    ========    ========
============================================================================================================================

      +     Based on average shares outstanding.
      ++    Commencement of operations.
      ++    Aggregate total investment return.
      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

            See Notes to Financial Statements.


                                     12 & 13

                             Corporate High Yield Fund II, Inc., August 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol KYT.

(a) Valuation of investments -- Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets including futures contracts and related options are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions -- The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses -- Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This charge will not have any material impact on the operations of the Fund.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification -- Generally accepted accounting prin-ciples require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $78,569 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

During the year ended August 31, 1998, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), $2,580 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1998 were $80,761,310 and $62,238,538, respectively.

Net realized gains for the year ended August 31, 1998 and net unrealized losses as of August 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                  Realized      Unrealized
                                                    Gains         Losses
--------------------------------------------------------------------------------
Long-term investments ........................   $ 465,030     $(17,576,317)
                                                 ---------     ------------
Total ........................................   $ 465,030     $(17,576,317)
                                                 =========     ============
--------------------------------------------------------------------------------

As of August 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $18,025,533, of which $2,253,804 related to appreciated securities and $20,279,337


                                    14 & 15

                             Corporate High Yield Fund II, Inc., August 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

related to depreciated securities. The aggregate cost of investments at August 31, 1998 for Federal income tax purposes was $151,113,201.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the years ended August 31, 1998 and August 31, 1997 increased by 212,354 and 233,770, respectively, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On January 30, 1998, the Fund extended its one-year credit agreement with Merrill Lynch International Bank Limited, an affiliate of FAM. The agreement is for a $50,000,000 unsecured revolving credit facility bearing interest at the Federal Funds rate plus 0.25% and/or LIBOR plus 0.25%. For the year ended August 31, 1998, the average amount borrowed was approximately $23,036,000 and the daily weighted average interest rate was 5.85%. For the year ended August 31, 1998, facility and commitment fees aggregated approximately $54,000.

6. Capital Loss Carryforward:

At August 31, 1998, the Fund had a net capital loss carryforward of approximately $7,018,000, of which $2,626,000 expires in 2003, $3,371,000 expires in 2004 and $1,021,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On September 8, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.109726 per share, payable on September 30, 1998, to shareholders of record as of September 22, 1998.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders,
Corporate High Yield Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Corporate High Yield Fund II, Inc. as of August 31, 1998, the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended and cash flows for the year then ended, and the financial highlights for each of the years in the four-year period then ended and the period November 26, 1993 (commencement of operations) to August 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Corporate High Yield Fund II, Inc. as of August 31, 1998, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
October 9, 1998


                                     16 & 17

                             Corporate High Yield Fund II, Inc., August 31, 1998

PORTFOLIO INFORMATION (unaudited)

                                                                                                                      Percent of
               As of August 31, 1998                                                                       Long-Term Investments
================================================================================================================================
Ten Largest    Transtar Holdings, Inc.            Transtar is a transportation holding company with seven railroads, a
Holdings                                          Great Lakes shipping fleet and an inland barge operation. Transtar provides sole rail access and primary water transport for nearly all
                                                  the steel plants of USX.                                                  2.8%
               -----------------------------------------------------------------------------------------------------------------
               Nextel Communications Inc.         Nextel is building a network to provide digital wireless
                                                  communications services that ultimately will have a nationwide footprint. The company currently has service in over 225 cities and expects service to cover 85% of the US population by the end of 1998.
                                                  The company has over 1.2 million units in service.                        2.7
               -----------------------------------------------------------------------------------------------------------------
               Tucson Electric & Power Co.        This electric utility serves Tucson, Arizona and surrounding areas.
                                                  Our bonds are secured lease obligation bonds on the company's
                                                  Springerville coal-fired power generation plant.                          2.0
               -----------------------------------------------------------------------------------------------------------------
               Kaiser Aluminum & Chemical Corp.   Kaiser Aluminum & Chemical, an affiliate of Maxxam Inc., is one of the world's leading producers of aluminum. The company mines and refines bauxite into alumina, produces aluminum from alumina and manufactures
                                                  fabricated aluminum products.                                             1.6
               -----------------------------------------------------------------------------------------------------------------
               Eletson Holdings, Inc.             A Greek shipping company, Eletson owns and operates one of the world's largest and most modern fleets of medium-size double-hulled product
                                                  tankers.                                                                  1.5
               -----------------------------------------------------------------------------------------------------------------
               Midland Funding II                 Midland Funding operates a natural gas-fired, cogeneration facility located in Midland County, Michigan. The plant also produces steam for industrial applications. Consumers Energy Company, who is Midland's
                                                  main customer, indirectly owns a 49% stake in the company.                1.5
               -----------------------------------------------------------------------------------------------------------------
               Cumulus Media Inc.                 Cumulus Media is one of the largest radio broadcasting companies in the United States, owning and operating radio stations throughout the country. The company also provides sales and marketing services to
                                                  radio stations.                                                           1.5
               -----------------------------------------------------------------------------------------------------------------
               TransAmerican Energy Corp.         TransAmerican Energy has interests in natural gas and oil refining.
                                                  The company owns approximately 70% of TransTexas Gas Corp., a public natural gas exploration, development and production company, primarily in south Texas. 100%-owned TransAmerican Refining Corp. owns a large petroleum refinery on the Gulf Coast near New Orleans. The refinery is being rebuilt to process heavy, sour crude oils into higher value,
                                                  light petroleum products such as gasoline and heating oil.                1.5
               -----------------------------------------------------------------------------------------------------------------
               Call-Net Enterprises, Inc.         The company is the largest alternative provider of long distance telephone services in Canada, marketing under the brand name Sprint
                                                  Canada. Sprint Communications Company L.P., the third-largest long distance services carrier in the United States, owns approximately 25%
                                                  of the company's shares.                                                  1.4
               -----------------------------------------------------------------------------------------------------------------
               Nextlink Communications Inc.       Nextlink provides local, long distance and enhanced telephone communications services to commercial customers. The company operates
                                                  in 24 markets in seven states.                                            1.4
               -----------------------------------------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Elizabeth M. Phillips, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian & Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol

KYT


                                    18 & 19

This report, including the financial information herein, is transmitted to the shareholders of Corporate High Yield Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Corporate High
Yield Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16913--8/98

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